UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2022

AURORA TECHNOLOGY ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41250	98-1624542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Embarcadero Center, Suite 1449

San Francisco, California

(Address of Principal Executive Offices) (Zip Code)

(650) 550-0458

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value, $0.0001 per share, one Redeemable Warrant to acquire one-half of one Class A Ordinary Share, and one Right to acquire one-tenth of one Class A Ordinary Share	ATAKU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	ATAK	The Nasdaq Stock Market LLC
Redeemable Warrants, each two warrants exercisable for one Class A ordinary share at $11.50 per share	ATAKW	The Nasdaq Stock Market LLC
Rights, each 10 rights entitling the holder thereof to one Class A ordinary share	ATAKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

Dismissal of EisnerAmper LLP

On April 29, 2022, Aurora Technology Acquisition Corp. (the “Company”) notified EisnerAmper LLP (“EisnerAmper”) of its dismissal as the Company’s independent registered public accounting firm. The decision to dismiss EisnerAmper was approved by the audit committee of the Board of Directors of the Company (the “Audit Committee”). As described below, the change in independent registered public accounting firm is not the result of any disagreement with EisnerAmper.

EisnerAmper’s audit report on the balance sheet as of December 31, 2021, and the related statements of operations, changes in shareholder’s equity and cash flows for the period from August 6, 2021 (inception) through December 31, 2021 did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor did EisnerAmper modify its opinion as to uncertainty, audit scope or accounting principles, except for an explanatory note raising substantial doubt about the Company’s ability to continue as a going concern. This uncertainty was removed in EisnerAmper’s report on the Company’s balance sheet as of February 9, 2022 following completion of the Company’s initial public offering, which report was filed as a part of Exhibit 99.1 to the Current Report on Form 8-K/A filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 15, 2022.

During the year ended December 31, 2021 (the only year EisnerAmper served as the Company’s independent registered public accounting firm), and during the subsequent interim period and through April 29, 2022, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K prescribed under the Securities Act of 1933, as amended (“Regulation S-K”), and the related instructions, between the Company and EisnerAmper on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to EisnerAmper’s satisfaction, would have caused EisnerAmper to make reference thereto in its report; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided EisnerAmper with a copy of the disclosures in this Form 8-K and requested that EisnerAmper furnish the Company with a letter addressed to the SEC, stating whether EisnerAmper agrees with the statements made herein and if not, stating in what respects EisnerAmper does not agree. A copy of this letter, dated May 4, 2022, is filed as Exhibit 16.1 to this Form 8-K.

Engagement of Marcum LLP

On May 2, 2022, the Company engaged Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2022. The selection of Marcum was approved by the Audit Committee.

During the year ended December 31, 2021 and during the subsequent interim period and through May 2, 2022, neither the Company nor anyone on the Company’s behalf has consulted with Marcum regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

16.1	Letter from EisnerAmper LLP to the U.S. Securities and Exchange Commission, dated May 4, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2022

AURORA TECHNOLOGY ACQUISITION CORP.

By:	/s/ Zachary Wang
Name:	Zachary Wang
Title:	Chief Executive Officer